UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 6, 2007

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

                On November 7, 2007, at the Annual Meeting of Stockholders, the Company’s stockholders approved the Great Lakes Dredge & Dock Corporation 2007 Long-Term Incentive Plan (the “Incentive Plan”).  The Incentive Plan enables the Company to make stock-based and non-stock awards to its eligible employees, consultants, and non-employee directors who share the responsibility for the management, growth, and protection of the business of the Company or who, in the opinion of the Compensation Committee of the Board, provides services yielding significant benefits to the Company. The Plan provides for the grant of (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) performance units, (v) restricted stock awards, (vi) restricted stock units, or (vii) any combination of the foregoing. The purpose of the Incentive Plan is to provide competitive incentives that will enable the Company to attract, retain, motivate, and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest.

                The full text of the Incentive Plan is filed as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                On November 6, 2007, the Board of Directors of the Company amended and restated the Company’s Bylaws (the “Second Amended and Restated Bylaws”) to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  All issuers listed on the NASDAQ Stock Market must be eligible for participation in the Direct Registration System by January 1, 2008.  The second amendment and restatement of the Bylaws was in response to this requirement.

The full text of the Second Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed herewith:

3.1           Second Amended and Restated Bylaws

10.1         The Great Lakes Dredge & Dock Corporation 2007 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date:	November 13, 2007	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

3.1	Second Amended and Restated Bylaws
10.1	The Great Lakes Dredge & Dock Corporation 2007 Long-Term Incentive Plan